UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 24, 2009


                              CEL-SCI CORPORATION
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             (Exact name of Registrant as specified in its charter)



      Colorado                        0-11503                   84-0916344
--------------------          ------------------------  ------------------------
(State or other jurisdiction    (Commission File No.)        (IRS Employer
of incorporation)                                          Identification No.)


                         8229 Boone Boulevard, Suite 802
                             Vienna, Virginia 22182
            --------------------------------------------------------
          (Address of principal executive offices, including Zip Code)



       Registrant's telephone number, including area code: (703) 506-9460
                                                           --------------


                                       N/A
                  --------------------------------------------
          (Former name or former address if changed since last report)


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Item 1.01   Entry Into a Material Definitive Agreement

     On June 25, 2009 CEL-SCI Corporation sold 2,113,103 shares of its common stock to a group of private investors for $845,240 or $0.40 per share. The investors also received warrants which entitle the investors to purchase 1,415,779 shares of CEL-SCI's common stock. The warrants may be exercised at any time on or after December 24, 2009 and on or prior to December 24, 2014 at a price of $0.50 per share.

      CEL-SCI agreed to pay Neidiger/Tucker/Bruner, Inc., the placement agent for three investors who purchased 575,000 shares and 385,250 warrants, a cash commission of $11,500.

      CEL-SCI has filed with the Securities and Exchange Commission a prospectus supplement to its shelf Registration Statement on Form S-3 registering the shares of common stock and warrants sold to the private investors.


Item 9.01   Financial Statements and Exhibits

      Exhibit Number          Description
      --------------          -----------

         5                    Opinion of Counsel

         10(j)                Securities Purchase Agreement

         10(k)                Form of Warrant




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 26, 2009.

                                 CEL-SCI CORPORATION



                                 By:  /s/ Geert R. Kersten
                                      ---------------------------------
                                      Geert R. Kersten, Chief Executive
                                      Officer







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



                               CEL-SCI CORPORATION

                                    FORM 8-K

                                    EXHIBITS



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